1 First Quarter 2014 Financial Results

Condensed Consolidated Balance Sheets (unaudited) 3 May 3, 2014 February 1, 2014 May 4, 2013 ASSETS Current Assets: Cash and cash equivalents $ 24,521 $ 106,517 $ 148,355 Merchandise inventory 173,167 172,311 180,268 Other current assets 99,961 97,793 69,437 Total current assets 297,649 376,621 398,060 Fixtures, equipment and improvements, net 194,896 235,401 267,442 Goodwill and intangible assets 28,392 28,580 29,144 Other assets 9,190 7,039 7,058 TOTAL ASSETS $ 530,127 $ 647,641 $ 701,704 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities: Accounts payable $ 103,520 $ 138,245 $ 91,793 Accrued expenses 104,442 102,116 83,794 Short-term borrowings 8,500 - - Total current liabilities 216,462 240,361 175,587 Other non-current liabilities 106,855 126,588 128,487 Stockholders' equity 206,810 280,692 397,630 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 530,127 $ 647,641 $ 701,704 _ (In thousands)

Condensed Consolidated Statements of Operation (unaudited) 4 May 3, 2014 % of sales May 4, 2013 % of sales Net sales $ 395,858 100.0% $ 452,273 100.0 % Cost of sales (includes certain buying, occupancy and warehousing expenses) 1 325,361 82.2% 350,838 77.6 % Gross profit 70,497 17.8% 101,435 22.4 % Selling, general and administrative expenses 2 119,445 30.2% 121,941 27.0 % Restructuring charges 3 34,489 8.7% - 0.0 % Loss from operations (83,437) (21.1)% (20,506) (4.6)% Interest expense 349 0.1% 199 0.0 % Loss before income taxes (83,786) (21.2)% (20,705) (4.6)% Income tax benefit (7,004) (1.8)% (8,537) (1.9)% Net loss $ (76,782) (19.4)% $ (12,168) (2.7)% Basic loss per share $ (0.98) $ (0.16) Diluted loss per share $ (0.98) $ (0.16) Weighted average basic shares 78,558 78,370 Weighted average diluted shares 78,558 78,370 2 Selling, general and administrative expenses for the first quarter of 2014 was unfavorably impacted by consulting fees of $50 thousand ($48 thousand after tax, or $0.00 per diluted share). 3 Restructuring charges for the first quarter of 2014 included store asset impairment charges of $30.5 million ($29.1 million after tax, or $0.37 per diluted share) and other restructuring charges of $4.0 million ($3.8 million after tax, or $0.05 per diluted share). (In thousands, except per share data) 1 Cost of sales for the first quarter of 2014 was unfavorably impacted by store asset impairment charges of $2.6 million ($2.5 million after tax, or $0.03 per diluted share) and lease exit costs of $0.2 million ($0.2 million after tax, or $0.01 per diluted share). 13 Weeks Ended

Reconciliation of Net Loss and Diluted Loss Per Share (In thousands, except per share data) (Unaudited) 5 basis: Net Loss Diluted EPS Net Loss Diluted EPS As reported $ (76,782) $ (0.98) $ (12,168) $ (0.16) P.S. from Aéropostale store asset impairment charges 1 31,562 0.40 - - Other restructuring charges 3,804 0.05 - - Other lease exit costs 2 224 0.01 - - Consulting fees 3 48 0.00 - - As adjusted $ (41,144) $ (0.52) $ (12,168) $ (0.16) 2 Recorded in cost of sales in the statement of operations for the first quarter of 2014. 3 Recorded in selling, general and administrative expenses in the statement of operations for the first quarter of 2014. 1 Includes $29.1 million, after tax recorded in restructuring charges and $2.5 million, after tax recorded in cost of sales in the statement of operations for the first quarter of 2014. measures, provides investors with useful information to help them better understand the Company's results. The Company believes that the disclosure of adjusted net loss and adjusted loss per diluted share, which are non-GAAP financial The following table presents a reconciliation of net loss and diluted loss per share ("EPS") on a GAAP basis to the non-GAAP adjusted May 3, 2014 May 4, 2013 13 weeks ended

6 First Quarter Metrics Fiscal 2014 Fiscal 2013 Comparable sales change (13)% (14)% Comparable units per transaction change (5)% 5 % Comparable sales transactions change (10)% (10)% Comparable average unit retail change 3% (9)% First Quarter

First Quarter Metrics 7 May 3, 2014 May 4, 2013 Average square footage increase 0% 3 % Stores open at end of period 1,081 1,106 Total square footage at end of period 4,022,288 4,087,060 Change in total inventory over comparable period (4)% 3% Change in inventory per retail square foot (3)% (3)% over comparable period 13 Weeks Ended

8 First Quarter 2014 Store Count Q4 Additions Closures Q1 Aéropostale U.S. 871 - (17) 854 Aéropostale Canada 78 - (1) 77 Total Aéropostale 949 - (18) 931 P.S. from Aéropostale 151 - (1) 150 Total stores 1,100 - (19) 1,081